Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of February, 2005.

/s/ GREGORY DUMAN
Gregory J. Duman

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of April, 2005.

/s/ JEFFREY SKLAR
Jeffrey L. Sklar

ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of February, 2005.

/s/ ROLAND J. SANTONI
Roland J. Santoni

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of February, 2005.

/s/ PARAG SAXENA
Parag Saxena

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2004, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of February, 2005.

/s/ GREGORY T. SLOMA
Gregory T. Sloma